Exhibit 99.1





     Certification Pursuant to Chapter 63, Title 18 United States Code ss.1350
           As Adopted by Section 906 of the Sarbanes-Oxley Act of 2002
                  Accompanying Quarterly Report on Form 10-Q of
     The Hain Celestial Group, Inc. for the Quarter Ended September 30, 2002



     I, Irwin D. Simon, President and Chief Executive Officer of The Hain Celestial Group, Inc. (the "Company"), certify that the accompanying Quarterly Report on Form 10-Q of the Company for the quarter ended September 30, 2002 fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and the information contained in such report fairly presents, in all material respects, the financial condition and results of operations of the Company.




                           Date: November 14, 2002


                           /s/ Irwin D. Simon
                           ------------------------------------
                           Irwin D. Simon
                           President and Chief Executive Officer